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                                                                   EXHIBIT 23.04

                 [LETTERHEAD OF SIDLEY & AUSTIN APPEARS HERE]



                                    CONSENT
                                       OF
                                SIDLEY & AUSTIN
                                ---------------

          Sidley & Austin hereby consents to all references made to it in Amendment No. 1 to the Registration Statement on Form S-1 of ML Principal Protection L.P., as filed with the Securities and Exchange Commission on August 27, 1996 (Reg. No. 333-7593).

Date:  August 27, 1996

                                                 Very truly yours,

                                                 SIDLEY & AUSTIN